                                                                      EXHIBIT 99

                                     FORM 3 JOINT FILER INFORMATION

              Name:                  Parche, LLC
              Address:               666 Third Avenue, 26th Floor
                                     New York, New York 10017
              Designated Filer:      Starboard Value & Opportunity Fund, LLC
              Issuer & Ticker Symbol:     I-Many, Inc. (IMNY)
              Date of Event Requiring
              Statement:             6/09/05
              Signature:             PARCHE, LLC
                                     By: Admiral Advisors, LLC, its managing member

                                     By: /s/ Jeffrey M. Solomon
                                         --------------------------
                                     Name:  Jeffrey M. Solomon
                                     Title: Authorized Signatory

              Name:                  Admiral Advisors, LLC
              Address:               666 Third Avenue, 26th Floor
                                     New York, New York 10017
              Designated Filer:      Starboard Value &  Opportunity Fund, LLC
              Issuer &  Ticker Symbol:     I-Many, Inc. (IMNY)
              Date of Event Requiring
              Statement:             6/09/05
              Signature:             ADMIRAL ADVISORS, LLC
                                     By:  Ramius Capital Group, LLC, its sole member

                                     By: /s/ Jeffrey M. Solomon
                                         --------------------------
                                     Name:  Jeffrey M. Solomon
                                     Title: Authorized Signatory

              Name:                  Ramius Capital Group, LLC
              Address:               666 Third Avenue, 26th Floor
                                     New York, New York 10017
              Designated Filer:      Starboard Value &  Opportunity Fund, LLC
              Issuer &  Ticker Symbol:     I-Many, Inc. (IMNY)
              Date of Event Requiring
              Statement:             6/09/05
              Signature:             RAMIUS CAPITAL GROUP, LLC
                                     By:  C4S & Co., LLC, its Managing Member

                                     By: /s/ Jeffrey M. Solomon
                                         --------------------------
                                     Name:  Jeffrey M. Solomon
                                     Title: Managing Member

             Name:                   C4S & Co., LLC
             Address:                666 Third Avenue, 26th Floor
                                     New York, New York 10017
            Designated Filer:        Starboard Value &  Opportunity Fund, LLC
            Issuer & Ticker Symbol:     I-Many, Inc. (IMNY)
            Date of Event Requiring
            Statement:               6/09/05
            Signature:               C4S & CO., LLC

                                     By: /s/ Jeffrey M. Solomon
                                         --------------------------
                                     Name:  Jeffrey M. Solomon
                                     Title: Managing Member

            Name:                    Peter A. Cohen
            Address:                 666 Third Avenue, 26th Floor
                                     New York, New York 10017
            Designated Filer:        Starboard Value & Opportunity Fund, LLC
            Issuer & Ticker Symbol:     I-Many, Inc. (IMNY)
            Date of Event Requiring
            Statement:               6/09/05

            Signature:               /s/ Peter A. Cohen
                                     ----------------------------
                                     Peter A. Cohen

            Name:                    Morgan B. Stark
            Address:                 666 Third Avenue, 26th Floor
                                     New York, New York 10017
            Designated Filer:        Starboard Value & Opportunity Fund, LLC
            Issuer & Ticker Symbol:     I-Many, Inc. (IMNY)
            Date of Event Requiring
            Statement:               6/09/05
            Signature:               /s/ Morgan B. Stark
                                     ---------------------
                                     Morgan B. Stark

            Name:                    Jeffrey M. Solomon
            Address:                 666 Third Avenue, 26th Floor
                                     New York, New York 10017
            Designated Filer:        Starboard Value & Opportunity Fund, LLC
            Issuer & Ticker Symbol:     I-Many, Inc. (IMNY)
            Date of Event Requiring
            Statement:               6/09/05
            Signature:               /s/ Jeffrey M. Solomon
                                     ----------------------
                                     Jeffrey M. Solomon

            Name:                    Thomas W. Strauss
            Address:                 666 Third Avenue, 26th Floor,
                                     New York, New York 10017
            Designated Filer:        Starboard Value & Opportunity Fund, LLC
            Issuer & Ticker Symbol:     I-Many, Inc. (IMNY)
            Date of Event Requiring
            Statement:               6/09/05
            Signature:               /s/ Thomas W. Strauss
                                     -----------------------------
                                     Thomas W. Strauss